UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 2, 2014

(Date of earliest event reported)

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number  000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the CH2M HILL’s Form 8-K filed with the Securities and Exchange Commission on June 2, 2014, Michael E. McKelvy resigned effective May 30, 2014 from CH2M HILL Companies, Ltd. as the Executive Vice President, and as a member of the Board of Directors of CH2M HILL to pursue another opportunity.

On June 2, 2014, Michael A. Szomjassy, CH2M HILL’s Executive Vice President, was appointed by the CH2M HILL Board of Directors as a Director to fill the vacancy resulting from Mr. McKelvy’s resignation from the Board.  Mr. Szomjassy’s term will expire in 2015 and he will serve on each of the Executive and Risk Committees of the CH2M HILL Board of Directors.

There are no related party transactions between CH2M HILL and Mr. Szomjassy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: June 4, 2014	By:	/s/ Gregory S. Nixon
Gregory S. Nixon
Executive Vice President & Chief Legal Officer